BlackRock MQE Investors                                                    DRAFT
--------------------------------------------------------------------------------
Annual Report
December 31, 1997

BlackRock MQE Investors
Statement of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------

Assets

Repurchase agreement dated 12/31/97 with State
     Street Bank and Trust, Co. 5.50% due 1/02/98,
     collateralized by $1,000,000 United States Treasury
     Note 6.25% due 3/31/99 (market value $1,022,203)
     (repurchase proceeds $1,000,306) (cost $1,000,000)                   $ 1,000,000

Cash (Including cash owed to foreign banks of $1,296)                           7,691
Deferred organization expenses and other assets (Note 1)                       26,416
                                                                          -----------
     Total assets                                                         $ 1,034,107
                                                                          -----------
Liabilities

Investment advisory fee payable (Note 4)                                      466,300
Accrued expenses                                                               76,314
                                                                          -----------
     Total liabilities                                                        542,614
                                                                          -----------
Net Investment Assets                                                     $   491,493
                                                                          ===========
Net assets were comprised of:
     Common units of beneficial interest, at par (Note 5)                 $       466
     Preferred units (100 units issued and outstanding) at par (Note 5)        50,000
                                                                          -----------
                                                                               50,466
     Accumulated net investment income                                      2,729,568
     Accumulated net realized loss on foreign currency and forward
         currency contracts                                                (2,288,563)
     Appreciation on foreign currency transactions                                 22
                                                                          -----------
     Total net investment assets                                          $   491,493
                                                                          ===========
     Net assets applicable to common unitholders                              441,493
                                                                          ===========
Net asset value per common unit ($441,493 divided by 46,580
     common units issued and outstanding)                                 $      9.48
                                                                          ===========
Total units outstanding at end of year                                      46,580.00
                                                                          ===========

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See Notes to Financial Statements.

BlackRock MQE Investors
Statement of Operations
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

Net Investment Income

Income
     Investment (net of interest and other expense of $128,405)        $ 18,451,688
                                                                       ------------

Expenses
     Management fee                                                         466,000
     Legal                                                                   25,000
     Amortization of deferred organization                                   22,000
     Directors                                                               22,000
     Administration/Custody/Transfer Agent                                   20,000
     Audit and Tax                                                            8,500
     Miscellaneous                                                            5,741
     Amortization of prepaid insurance                                        4,000
                                                                       ------------
     Total expenses                                                         573,241
                                                                       ------------
     Net investment income                                               17,878,447
                                                                       ------------
Realized and Unrealized Gain (Loss) on Investments,
     Forward Currency Contracts, and Foreign
     Currency Transactions, (Note 1)

Net realized loss on foreign currency and forward currency contracts     (2,288,563)
                                                                       ------------

Net change in unrealized appreciation (depreciation) on:
     Foreign currency and forward currency contracts                      3,738,989
     Investments                                                         (2,134,359)
                                                                       ------------
     Total change in unrealized appreciation                              1,604,630
                                                                       ------------
     Net realized and unrealized loss                                      (683,933)
                                                                       ------------
Net Increase In Net Assets
     Resulting from Operations                                         $ 17,194,514
                                                                       ============

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See Notes to Financial Statements.

BlackRock MQE Investors
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  For the Year     November 1, 1996*
                                                                     Ended             Through
                                                               December 31, 1997   December 31, 1996
                                                               -----------------   -----------------
Increase (Decrease) in Net Assets

Operations:
     Net investment income                                     $ 17,878,447        $    734,456
     Net realized loss on foreign currency
          contracts and foreign currency transactions            (2,288,563)                  --
     Net change in unrealized appreciation/depreciation on
          investments and foreign currency transactions           1,604,630           (1,604,608)
                                                               ------------         ------------

     Net increase (decrease) in net assets resulting
          from operations                                        17,194,514             (870,152)
                                                               ------------         ------------

Dividends and distributions to common unitholders from:
     Net investment income                                      (15,883,335)                  --
     Return of capital                                          (46,579,534)                  --
                                                               ------------         ------------

     Total dividends and distributions to common unitholders    (62,462,869)                  --
                                                               ------------         ------------
Fund unit transactions:

     Proceeds from preferred units issued                                --               50,000
     Proceeds from common units issued                                   --           46,580,000
                                                               ------------         ------------
     Net increase in net assets resulting
          from fund unit transactions                                    --           46,630,000
                                                               ------------         ------------

     Net increase (decrease)                                    (45,268,355)          45,759,848

Net Investment Assets

Beginning of period                                              45,759,848                   --
                                                               ------------         ------------

End of period                                                  $    491,493         $ 45,759,848
                                                               ============         ============


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*Commencment of investment operations.
See Notes to Financial Statements.

BlackRock MQE Investors
Statement of Cash Flows
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

Increase (Decrease) in Cash

Cash flows provided by operating activities:
          Investment income received, net                           19,263,578
          Expenses paid                                               (161,888)
          Net realized loss from forward currency contracts and
               foreign currency transactions                        (2,288,563)
                                                                  ------------
          Net cash flows provided by operating activities           16,813,127

Cash flows provided by investing activities:
          Proceeds from sales of investments                        46,485,660
          Purchase of repurchase agreements, net                      (860,000)
                                                                  ------------
          Net cash flows provided by investing activities           45,625,660
                                                                  ------------
Cash flows used for financing activities
          Distributions to unitholders                             (62,462,869)
                                                                  ------------
Net decrease in cash                                                   (24,082)

Cash, beginning of year                                                 31,773
                                                                  ------------
Cash, end of year                                                 $      7,691
                                                                  ============
Reconciliation of Net Increase in Net
         Assets Resulting from Operations
         to Net Cash Flows Provided By
         Operating Activities

Net increase in net assets resulting from operations              $ 17,194,514
                                                                  ------------

Net unrealized appreciation                                         (1,604,630)
Increase in other accrued expenses                                     331,294
Decrease in interest receivable and other assets                       891,949
                                                                  ------------

          Total adjustments                                           (381,387)
                                                                  ------------
Net cash flows provided by operating activities                   $ 16,813,127
                                                                  ============

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See Notes to Financial Statements

BlackRock MQE Investors
Financial Highlights
--------------------------------------------------------------------------------

                                                                  For the Year         November 1, 1996*
                                                                     Ended                 Through
                                                                 December 31, 1997     December 31, 1996
                                                                -----------------      -----------------
PER COMMON UNIT OPERATING
     PERFORMANCE:
Net asset value, beginning of period                              $   981.32              $ 1,000.00
                                                                  ----------              ----------
     Net investment income (a)                                        383.82                   15.77
     Net realized and unrealized gain (loss) on investments,
          forward currency contracts and foreign currency
          transactions (a)                                            (14.68)                 (34.45)
                                                                  ----------              ----------
     Net increase (decrease) from investment operations               369.14                  (18.68)
                                                                  ----------              ----------

     Less distributions to common unitholders:
          Net investment income                                      (340.99)                     --
          Return of Capital                                          (999.99)                     --
                                                                  ----------              ----------
     Net decrease from distributions to common unitholders         (1,340.98)                     --
                                                                  ----------              ----------

Net asset value, end of period                                    $     9.48              $   981.32
                                                                  ==========              ==========

TOTAL INVESTMENT RETURN (b)                                            37.61%                  (1.87)%

RATIOS TO AVERAGE NET ASSETS (c):
Expenses                                                                1.25%                   1.33%(d)
Net investment income                                                  39.00%                   9.46%(d)

SUPPLEMENTAL DATA:
Average net assets of common unitholders (in thousands)           $   45,845              $   46,580
Portfolio turnover                                                         0%                      0%
Net assets of common unitholders, end of period (in thousands)    $      441              $   45,710
Asset coverage per preferred unit, end of period (in thousands)   $        5              $      458
Preferred units outstanding (in thousands)                        $       50              $       50

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(a)   Calculated based on average units.
(b) Total investment return is calculated assuming a purchase of a common units of beneficial interest at net asset value per unit on the first day and a sale at net asset value per unit on the last day of the period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per unit on the payment date. Total investment return for periods of less than one full year are not annualized.
(c) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred units relative to average net assets of common unitholders.
(d)   Annualized.

      Contained above is the audited operating performance based on an average unit of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data, for the periods indicated. This information has been determined based upon financial information provided in the financial statements.

*     Commencement of investment operations. See Notes to Financial Statements.

See Notes to Financial Statements

BlackRock MQE Investors
Notes to Financial Statements
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Note 1.     Organization and Accounting Policies

      BlackRock MQE Investors (the "Trust") is a non-diversified closed-end investment company organized as a Delaware business trust registered under the Investment Company Act of 1940. The Trust is treated as a partnership for federal income tax purposes. The Units of the Trust are offered to investors in BlackRock Fund Investors I, II, and III (the "Funds") and to other institutional and other qualified investors. The Preferred Units are offered only to Accredited Investors.

      The Trust was organized to invest in subordinated debentures and working capital financing (the "Subordinated Debt"), of Annington Finance No. 3 Limited or its affiliates ("Annington Finance"), warrants ("the Warrants") exercisable for common stock of Annington Homes Limited or its affiliates (together with its affiliates "Annington") and other securities issued in respect of such securities. The Annington companies have been organized to acquire the Married Quarters Estate ("MQE") from the United Kingdom Ministry of Defense in a complex transaction.

      The following is a summary of significant accounting policies followed by the Trust.

Investment Valuation: Regarding the Trust's assets for which market quotations are not readily available, the Trust will value such investments at estimated fair value which is generally defined as the amount for which the investment or asset could be sold in an orderly disposition over a reasonable period of time taking into account the nature of the investment or the asset.

      In determining estimated fair value, the Trust will consider all factors that reasonably appear to be relevant including, but not limited to, (i) the type of investment or asset, (ii) maturity and duration, (iii) liquidity, (iv) size of holding, (v) market value of the same or similar investments or assets that are readily marketable, (vi) reports by analysts or appraisers, and (vii) information as to recent transactions in the same or similar investments or assets.

      Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. The Trust values debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities.

      Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Forward Currency Contracts: The Trust enters into forward currency contracts primarily to hedge foreign currency risk. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the settlement value of the original and renegotiated forward contracts is isolated and is included in net realized losses from foreign currency transactions. Risks may arise as a result of the potential inability of the counterparts to meet the terms of their contract.

      Forward currency contracts, when used by the Trust, help to manage the overall exposure to the foreign currency backing many of the investments held by the Trust. Forward currency contracts are not meant to be used to eliminate all of the exposure to foreign currency, rather they allow the Trust to limit its exposure to foreign currency within a narrow band to the objectives of the fund.

      There were no forward currency contracts open at December 31, 1997.

Foreign Currency Translation: The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into United States dollars on the following basis:

            (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and

            (II) purchases and sales of Investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

      The Trust isolates that portion gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

      The Trust reports certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the British Sterling relative to the US dollar.

      The exchange rate for the British Pound at December 31, 1997 was US$1.00 to UK(pounds)0.60883.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium or accretes discount on securities purchased using the interest method.

Distributions: The Trust makes distributions first from net investment income, then from realized short-term capital gains and other sources, and lastly from paid-in capital. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Deferred Organization Expenses: A total of $51,939 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of 60 months from the date the Trust commenced investment operations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Investments

      On November 1, 1996 and November 5, 1996, the Trust purchased Subordinated Debt and Warrants of Annington Finance and Annington Homes Limited ("AHL") for $45,372,600 and

$1,112,366, respectively. The Warrants represent 6.79% of the total Warrants issued by AHL. Each Warrant is convertible into one share of common stock. On December 22, 1997 the Subordinated Debt was prepaid by Annington Finance at par. In addition, on December 29, 1997 the Trust received approximately $14,649,052 on the Warrants pursuant to an agreement which increased the subscription price on the Warrants from a nominal amount to approximately $6,350. Of the amount received approximately $13,559,513 is included in net investment income. At December 31, 1997, BlackRock Financial Management, Inc., in accordance with the Trust's Investment Valuation policies regarding investments for which market quotations are not readily available, have valued the Warrants at $0.

Note 3. Portfolio Securities

      Purchases and proceeds from sales of investment securities, other than short-term investments, for the year ended December 31, 1997 aggregated $0 and $46,485,660, respectively. The federal income tax basis of the investments at December 31, 1997 was substantially the same as the basis for financial reporting.

Note 4. Agreements

      Pursuant to the Declaration of Trust ("DOT") the Trust will pay BlackRock Financial Management, Inc., Manager of the Trust, a 1.00% allocation of all Capital Contributions, on an annualized basis, subject to certain criteria as defined in the DOT.

      The Trust has also entered into an agreement with State Street Bank and Trust Company ("State Street") which provides that State Street will receive an annual fee of $20,000 in exchange for Administration, Custody and Transfer Agent services.

      Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust, who are affiliated persons of the Advisor. State Street pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

      Trustees of the Trust, who are not interested parties, are paid a fee for their services in the amount of $6,000 each on an annual basis plus meeting fees of $1,000 per meeting, telephonic meeting fees of $125 per meeting and certain out-of-pocket expenses.

Note 5. Capital

      The Trust has obtained capital commitments from unitholders in the form of subscription agreements to engage in the real estate debt investment activities described herein. When notified by the Trust, in accordance with the Declaration of Trust, the unitholders shall make capital contributions as are required to satisfy their outstanding capital commitments. The Trust must give fourteen days advance notice before contributions are due. As of December 31, 1997, the total capital commitments from investors was $46,630,000 of which $46,630,000 had been called and received.

      There are 100 million common units of $.01 par value authorized and there are 200 preferred units of $.01 par value authorized. The preferred units have a liquidation value of $500 per share plus any accumulated but unpaid dividends. Dividends are cumulative and are paid when, as and if declared by the Trustees, at an annual rate of 10%. On April 16, 1997 and on December 30, 1997, the Trust declared a cash distribution per common unit at a rate of $23.99327 and $316.99673 per unit respectively, which represents substantially all of the accumulated income earned by the fund for the year ended December 31, 1997. The Trust also declared a return of capital distribution on December 30, 1997 at a per unit rate of $999.99.

      The holders of preferred units have voting rights equal to the holder of common units (one vote per unit) and will vote together with holders of units of common stock as a single class. However, holders of preferred units are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that, along with approval by unitholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred units, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred units, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

                             BLACKROCK MQE INVESTORS

                         REPORT OF INDEPENDENT AUDITORS

The Shareholders and Board of Trustees of BlackRock MQE Investors:

We have audited the accompanying statement of assets and liabilities of BlackRock MQE Investors as of December 31, 1997 and the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets and financial highlights for the year ending December 31, 1997 and for the period November 1, 1996 (commencement of operations) through December 31, 1996. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of BlackRock MQE Investors as of December 31, 1997, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period November 1, 1996 (commencement of operations) to December 31, 1996 in conformity with generally accepted accounting principles.

New York, New York
February 23, 1998

Trustees

Laurence D. Fink, Chairman
Donald G. Drapkin
Kendrick R. Wilson, III

Officers

Ralph L. Schlosstein, President
Wesley R. Edens, Chief Operating Officer
Robert I. Kauffman, Managing Director
Randal A. Nardone, Managing Director
Erik P. Nygaard, Managing Director
Henry Gabbay, Treasurer
Susan L. Wagner, Secretary
James Kong, Assistant Treasurer

Master Administrator

BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY  10154

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company
Two Heritage Drive
North Quincy, MA  02171

Independent Auditors

Deloitte & Touche LLP
Two World Financial Center
New York, NY  10281-1431

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY  10022

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

BlackRock MQE Investors
Two Heritage Drive
North Quincy, MA  02171